U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: (DATE OF EARLIEST EVENT REPORTED): December 22, 2008

Commission File Number: 333-106247

REMOTE KNOWLEDGE, INC.
(Name of Small Business Issuer in its Charter)

DELAWARE	74-1664837
(State or other jurisdiction of	(IRS Employer
incorporation or organization)	Identification No.)

3657 Briarpark Drive, Suite 100,
Houston, Texas 77042
(Address of principal executive offices)

(281) 599-4800
(Issuer Telephone Number)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On or about December 22, 2008, Remote Knowledge, Inc. (the “Company”) filed a Certificate of Amendment to the Company’s Certificate of Incorporation which increased the Company’s authorized shares of common stock from 150,000,000 shares to 500,000,000 shares.  Effective upon the filing of the Certificate of Amendment, the total number of shares of stock that the Company has authority to issue is 510,000,000 shares, consisting of 500,000,000 shares of common stock, par value $.001 per share, and 10,000,000 shares of voting preferred stock, par value $.001 per share.

The Company’s Board of Directors approved and ratified the Certificate of Amendment on or about December 4, 2008 and submitted the Certificate of Amendment to the Company’s shareholders for approval.  An aggregate of approximately 72% of the Company’s outstanding voting shares approved the Certificate of Amendment by way of consent to action without a meeting, including 25,129,116 shares of the Company’s common stock, 2,742 shares of the Company’s Series A Preferred Stock (which in aggregate voted approximately 8% of the Company’s voting stock), and 3,277 shares of the Company’s Series B Preferred Stock (which in aggregate voted approximately 9% of the Company’s voting stock).

The holders of Series A Preferred Stock and Series B Preferred Stock have the right to one vote for each share of common stock into which such share of Series A Preferred Stock or Series B Preferred Stock is convertible into.  Each share of Series A Preferred Stock is convertible into 1,333.33 shares of common stock, and each share of Series B Preferred Stock is convertible into 1,333.33 shares of common stock.

As of December 1, 2008, the Company had a total of 32,068,368 shares of common stock outstanding, 4,274 shares of Series A Preferred Stock outstanding and 6,198 shares of Series B Preferred Stock outstanding.  As such, there were approximately 46,031,024 outstanding voting shares of the Company on December 1, 2008.

Item 8.01.	Other Events

It has come to the attention of the Company's management that the Company has incorrectly disclosed on its Form 10-KSB filings that it has securities registered pursuant to Section 12(g) of the Securities Exchange Act of 1934 (the “Exchange Act”).  Specifically, the Company’s 10-KSB’s (including amendments thereto) filed on October 23, 2008, March 30, 2007, March 31, 2006, November 30, 2005 and March 31, 2005 state that the Company has Common Stock, $.001 par value, that is registered pursuant to Section 12(g) of the Exchange Act.

The Company’s 10-KSB filed on May 19, 2004 states that the Company has no par value common stock registered pursuant to Section 12(g) of the Exchange Act.  The Company filed a Form SB-2 registration statement with the Securities and Exchange Commission which was declared effective in 2004 which resulted in the Company’s securities being registered under the Securities Act of 1933, as amended (the “1933 Act”). The Company was assigned the 333-106247 file number from the Securities and Exchange Commission which number is associated with a 1933 Act Company.

Therefore, the Company is a “1933 Act Company” and is not subject to requirements associated with an Exchange  Act Company  which include, but are not limited to, proxy rules, short swing profits, and reporting of changes in ownership by officers and directors filed on Form 3’s and Form 4’s.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

Exhibit 3.1	Certificate of Amendment to Certificate of Incorporation

* Attached hereto.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

REMOTE KNOWLEDGE, INC.

/s/ C. Gregory Peters
C. Gregory Peters
Chief Executive Officer

December 23, 2008